                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2001

                         CHASE CREDIT CARD MASTER TRUST
                               (formerly known as
                     "Chemical Master Credit Card Trust I")
                 Series 1995-3, Series 1996-2 and Series 1996-3
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                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)

         New York                       33-94190               13-4994650
------------------------------   ------------------------  ------------------
 (State or other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification No.)


          270 Park Avenue, New York, New York                     10017
          -------------------------------------------------    ------------
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 20 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On August 15, 2001, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-3, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

             Exhibits          Description
             ----------        ---------------

             20.1              Monthly Reports with respect to the August 15,
                               2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 24, 2001

                            The Chase Manhattan Bank,
                            as Servicer


                            By: /s/ Miriam K. Haimes
                            ----------------------------------------
                             Name: Miriam K. Haimes
                            Title: Financial Director

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -----------
20.1                            Monthly  Reports with respect to the August 15,
                                2001 distribution